SCUDDER

Scudder New York Tax Free Fund
Scudder New York Tax Free Money Fund

Supplement to Prospectus dated August 1, 1997

The information below replaces the table on page 7 of the prospectus.

Tax-exempt vs. taxable income

Tax Free Yields and Corresponding Taxable Equivalents: The table below shows New York City taxpayers what an investor would have to earn from a comparable taxable investment to equal Scudder New York Tax Free Fund and Scudder New York Tax Free Money Fund's triple tax-free yield. Today many investors may find that regular federal income tax and New York City and New York state personal income tax rates make these Funds attractive alternatives to investments paying taxable income.



            1997 TAXABLE INCOME:             COMBINED MARGINAL    TO EQUAL HYPOTHETICAL TAX-FREE YIELDS OF 5%, 7% AND
                                                    TAX              9%, A TAXABLE INVESTMENT WOULD HAVE TO EARN*:
       INDIVIDUAL          JOINT RETURN            RATE:                 5%                 7%               9%

 -----------------------------------------------------------------------------------------------------------------------
         $25,000-50,000      $45,000-90,000       35.68%                7.77%              10.88%           13.99%
          50,001-59,750       90,001-99,600       35.73                 7.78               10.89            14.00
         59,751-124,650      99,601-151,750       38.40                 8.12               11.36            14.61
        124,651-271,050     151,751-271,050       42.87                 8.75               12.25            15.75
          OVER $271,050       OVER $271,050       46.08                 9.27               12.98            16.69


Combined marginal tax rates are adjusted for the deductibility of state and City taxes. *These illustrations assume a marginal federal income tax rate of 28% to 39.6% and that the federal alternative minimum tax is not applicable. Upper income individuals may be subject to an effective federal income tax rate in excess of the applicable marginal rate as a result of the phase-out of personal exemptions and itemized deductions made permanent by the Revenue Reconciliation Act of 1993. Moreover, upper income taxpayers will also be subject to a tax table benefit recapture imposed by New York state that will have the effect of increasing their effective tax rate. Individuals subject to these phase-out provisions would have to invest in taxable securities with a yield in excess of those shown on the table in order to achieve an after-tax yield equivalent to the yield on a comparable tax-exempt security.


August 1, 1997